EXECUTION VERSION FIFTH AMENDMENT TO THE RECEIVABLES FINANCING AGREEMENT This FIFTH AMENDMENT TO THE RECEIVABLES FINANCING AGREEMENT (this “Amendment”), dated as of July 25, 2019, is entered into by and among the following parties: (i) SYNEOS HEALTH RECEIVABLES LLC, as Borrower; (ii) SYNEOS HEALTH, LLC (f/k/a INC RESEARCH, LLC), as initial Servicer; and (iii) PNC BANK, NATIONAL ASSOCIATION (“PNC”), as Administrative Agent and as Lender. Capitalized terms used but not otherwise defined herein (including such terms used above) have the respective meanings assigned thereto in the Receivables Financing Agreement described below. BACKGROUND A. The parties hereto have entered into a Receivables Financing Agreement, dated as of June 29, 2018 (as amended, restated, supplemented or otherwise modified through the date hereof, the “Receivables Financing Agreement”). B. Concurrently herewith, the Borrower, as buyer, the Servicer, as servicer and as an originator, and inVentiv Health Clinical, LLC as an originator, are entering into that certain Second Amendment to the Purchase and Sale Agreement, dated as of the date hereof (the “PSA Amendment”). C. Concurrently herewith, the Borrower, the Servicer, the Administrative Agent and Bank of America, N.A. are entering into that certain Second Amendment to the Deposit Account Control Agreement, dated as of the date hereof (the “DACA Amendment” and, together with the PSA Amendment, the “Related Agreements”). D. The parties hereto desire to amend the Receivables Financing Agreement as set forth herein. NOW THEREFORE, with the intention of being legally bound hereby, and in consideration of the mutual undertakings expressed herein, each party to this Amendment hereby agrees as follows: SECTION 1. Amendment to the Receivables Financing Agreement. Schedule II to the Receivables Financing Agreement is hereby replaced in its entirety with Schedule II hereto. SECTION 2. Representations and Warranties of the Borrower and the Servicer. The Borrower and the Servicer hereby represent and warrant to each of the parties hereto as of the date hereof as follows: 732469369 18569090

(a) Representations and Warranties. The representations and warranties made by it in the Receivables Financing Agreement and each of the other Transaction Documents to which it is a party are true and correct as of the date hereof. (b) Enforceability. The execution and delivery by it of this Amendment, and the performance of its obligations under this Amendment, the Related Agreements, the Receivables Financing Agreement (as amended hereby) and the other Transaction Documents to which it is a party are within its organizational powers and have been duly authorized by all necessary action on its part, and this Amendment, the Related Agreements, the Receivables Financing Agreement (as amended hereby) and the other Transaction Documents to which it is a party are (assuming due authorization and execution by the other parties thereto) its valid and legally binding obligations, enforceable in accordance with their terms, except (i) as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting the enforcement of creditors’ rights generally and (ii) as such enforceability may be limited by general principles of equity, regardless of whether such enforceability is considered in a proceeding in equity or at law. (c) No Event of Default. After giving effect to this Amendment, no Event of Default or Unmatured Event of Default has occurred and is continuing, or would occur as a result of this Amendment, the Related Agreements, or the transactions contemplated hereby or thereby. SECTION 3. Effect of Amendment; Ratification. All provisions of the Receivables Financing Agreement and the other Transaction Documents, as expressly amended and modified by this Amendment, shall remain in full force and effect. After this Amendment becomes effective, all references in the Receivables Financing Agreement (or in any other Transaction Document) to “this Receivables Financing Agreement”, “this Agreement”, “hereof”, “herein” or words of similar effect referring to the Receivables Financing Agreement shall be deemed to be references to the Receivables Financing Agreement as amended by this Amendment. This Amendment shall not be deemed, either expressly or impliedly, to waive, amend or supplement any provision of the Receivables Financing Agreement other than as set forth herein. The Receivables Financing Agreement, as amended by this Amendment, is hereby ratified and confirmed in all respects. SECTION 4. Effectiveness. This Amendment shall become effective as of the date hereof, subject to the conditions precedent that the Administrative Agent shall have received the following: (a) counterparts to this Amendment executed by each of the parties hereto; and (b) such other agreements, documents, instruments, UCC financing statements, secretary certificates, lien searches and opinions listed on Annex A hereto or otherwise as the Administrative Agent may reasonably request prior to the date hereof. 732469369 18569090 2

SECTION 5. Severability. Any provisions of this Amendment which are prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction. SECTION 6. Transaction Document. This Amendment shall be a Transaction Document for purposes of the Receivables Financing Agreement. SECTION 7. Counterparts. This Amendment may be executed in any number of counterparts, each of which when so executed shall be deemed to be an original and all of which when taken together shall constitute one and the same agreement. Delivery of an executed counterpart hereof by facsimile or other electronic means shall be equally effective as delivery of an originally executed counterpart. SECTION 8. GOVERNING LAW AND JURISDICTION. (a) THIS AMENDMENT, INCLUDING THE RIGHTS AND DUTIES OF THE PARTIES HERETO, SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK (INCLUDING SECTIONS 5-1401 AND 5-1402 OF THE GENERAL OBLIGATIONS LAW OF THE STATE OF NEW YORK, BUT WITHOUT REGARD TO ANY OTHER CONFLICTS OF LAW PROVISIONS THEREOF). (b) EACH PARTY HERETO HEREBY IRREVOCABLY SUBMITS TO (I) WITH RESPECT TO THE BORROWER AND THE SERVICER, THE EXCLUSIVE JURISDICTION, AND (II) WITH RESPECT TO EACH OF THE OTHER PARTIES HERETO, THE NON-EXCLUSIVE JURISDICTION, IN EACH CASE, OF ANY NEW YORK STATE OR FEDERAL COURT SITTING IN NEW YORK CITY, NEW YORK IN ANY ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS AMENDMENT, AND EACH PARTY HERETO HEREBY IRREVOCABLY AGREES THAT ALL CLAIMS IN RESPECT OF SUCH ACTION OR PROCEEDING (I) IF BROUGHT BY THE BORROWER, THE SERVICER OR ANY AFFILIATE THEREOF, SHALL BE HEARD AND DETERMINED, AND (II) IF BROUGHT BY ANY OTHER PARTY TO THIS AMENDMENT, MAY BE HEARD AND DETERMINED, IN EACH CASE, IN SUCH NEW YORK STATE COURT OR, TO THE EXTENT PERMITTED BY LAW, IN SUCH FEDERAL COURT. NOTHING IN THIS SECTION 9 SHALL AFFECT THE RIGHT OF THE ADMINISTRATIVE AGENT OR ANY OTHER CREDIT PARTY TO BRING ANY ACTION OR PROCEEDING AGAINST THE BORROWER OR THE SERVICER OR ANY OF THEIR RESPECTIVE PROPERTY IN THE COURTS OF OTHER JURISDICTIONS. EACH OF THE BORROWER AND THE SERVICER HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT IT MAY EFFECTIVELY DO SO, THE DEFENSE OF AN INCONVENIENT FORUM TO THE MAINTENANCE OF SUCH ACTION OR PROCEEDING. THE PARTIES HERETO AGREE THAT A FINAL JUDGMENT IN ANY SUCH ACTION OR PROCEEDING SHALL BE CONCLUSIVE AND MAY BE ENFORCED IN OTHER JURISDICTIONS BY SUIT ON THE JUDGMENT OR IN ANY OTHER MANNER PROVIDED BY LAW. 732469369 18569090 3

SECTION 9. Section Headings. The various headings of this Amendment are included for convenience only and shall not affect the meaning or interpretation of this Amendment, the Receivables Financing Agreement or any provision hereof or thereof. SECTION 10. Performance Guaranty Ratification. After giving effect to this Amendment and the transactions contemplated by this Amendment, all of the provisions of the Performance Guaranty shall remain in full force and effect and the Performance Guarantor hereby ratifies and affirms the Performance Guaranty and acknowledges that the Performance Guaranty has continued and shall continue in full force and effect in accordance with its terms. [SIGNATURE PAGES FOLLOW] 732469369 18569090 4

SCHEDULE II Lock-Boxes, Collection Accounts and Collection Account Banks Collection Account Bank Collection Account Number Associated Lock-Box (if any) Bank of America, N.A. 381029027657 415914 Bank of America, N.A. 009429395130 N/A Wells Fargo Bank, National Association 2000032370308 N/A Wells Fargo Bank, National N/A Association 2000032370324 732469369 18569090

Annex A (attached) 732469369 18569090

SYNEOS HEALTH, LLC (f/k/a INC RESEARCH, LLC) PNC BANK, NATIONAL ASSOCIATION CLOSING MEMORANDUM FOR JOINDER OF ORIGINATOR TO TRADE RECEIVABLES SECURITIZATION PROGRAM For July 25, 2019 Closing Parties and Abbreviations: Administrative Agent PNC BofA Bank of America, N.A. Borrower Syneos Health Receivables LLC, a newly formed Delaware limited liability company structured as a typical bankruptcy-remote special purpose entity with at least one independent director Collection Account Banks Wells and BofA Existing Originators Syneos Health and InVentiv Independent Director Kristine E. Eppes inVentiv inVentiv Health Clinical, LLC, a Delaware limited liability company Lender PNC Joining Originator inVentiv Commercial Services, LLC, New Jersey limited liability company JPM JPMorgan Chase Bank, N.A. MB Mayer Brown LLP, special counsel to Administrative Agent Originators Existing Originators and Joining Originator Performance Guarantor Syneos PNC PNC Bank, National Association Servicer Syneos Health Syneos Syneos Health, Inc., a Delaware corporation Syneos Counsel Wyrick Robbins Yates & Ponton LLP, counsel to the Syneos Parties Syneos Health Syneos Health, LLC (f/k/a/ INC Research, LLC), a Delaware limited liability company Syneos Parties Each of the Servicer, the Originators, the Borrower and the Performance Guarantor Structuring Agent PNC Capital Markets LLC 733104979 18569090

A. BASIC DOCUMENTS 1. Fifth Amendment to Receivables Financing Agreement 2. Second Amendment to Purchase and Sale Agreement (“PSA”) 3. Amendment No. 2 to Deposit Account Control Agreement (note: collection accounts will be assigned to the Borrower on the books and records of the Collection Account Bank such that the Borrower will be the “owner” and “customer of the bank” with respect to those accounts) 4. Intercompany Loan Agreement for the Joining Originator B. UNIFORM COMMERCIAL CODE FILING DOCUMENTATION 5. UCC, tax, ERISA, bankruptcy and judgment lien searches against the Joining Originator in the State in which the Joining Originator is organized or incorporated (as well as tax, ERISA, bankruptcy and judgment searches at the Joining Originator’s chief executive office) 6. UCC-1 Financing Statements naming the Joining Originator as debtor/seller, Borrower as buyer/assignor, and the Administrative Agent as secured party/assignee, for filing with the Secretary of State of the State of New Jersey 7. Amended and Restated Lien Release Letter (JPM) 8. UCC-3 filing regarding UCC-1 filing by JPM against Joining Originator C. LEGAL OPINIONS 9. Opinion of counsel to the Joining Originator, Syneos Health and the Borrower re: general corporate matters, enforceability, no-conflicts with organizational documents, material agreements, New York and Federal law, ’40 Act, Volcker Rule and UCC security interest and perfection matters 10. Opinion of counsel to the Joining Originator and the Borrower re: true sale matters 11. Opinion of counsel to the Joining Originator and the Borrower re: substantive consolidation matters 12. Back-Up Officers’ Certificates as applicable to support the foregoing opinions, including Certificate regarding material agreements D. DOCUMENTATION AS TO AUTHORITY, INCUMBENCY AND OTHER MATTERS WITH RESPECT TO SYNEOS HEALTH, BORROWER AND THE JOINING ORIGINATOR 13. Officer’s Certificate of Syneos Health a. Authorizing Resolutions b. Certificate of Formation c. Limited Liability Company Agreement d. Incumbency and signatures 14. Officer’s Certificate of the Joining Originator a. Authorizing Resolutions b. Certificate of Formation c. Limited Liability Company Agreement d. Incumbency and signatures 2 733104979 18569090

15. Officer’s Certificate of Borrower a. Authorizing Resolutions b. Certificate of Formation c. Amended and Restated Limited Liability Company Agreement d. Incumbency and signatures 16. Good Standing Certificate of Syneos from the State of Delaware 17. Good Standing Certificate of Joining Originator from the State of New Jersey 18. Good Standing Certificate of Borrower from the State of Delaware C. MISCELLANEOUS 19. Pro Forma Information Package 20. IRS Form W-9 3 733104979 18569090